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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   JANUARY 17, 1994
                                                         ------------------
                                                         (JANUARY 17, 1994)


                         AMES DEPARTMENT STORES, INC.
            (Exact Name of Registrant As Specified In Its Charter)


                                    DELAWARE
                (State Or Other Jurisdiction Of Incorporation)


            1-5380                                  04-269444
     (Commission File Number)          (IRS Employer Identification No.)


       2418 MAIN STREET; ROCKY HILL, CONNECTICUT             06067-0801
       (Address Of Principal Executive Offices)              (Zip Code)


                                (203) 257-2000
             Registrant's Telephone Number, Including Area Code)


                               NOT APPLICABLE
        (Former Name Or Former Address, If Changed Since Last Report)








                           Exhibit Index on Page 4

                       Page 1 of 7 (Including Exhibit)

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ITEM 5:  OTHER EVENTS

         Beginning on January 17, 1994, Ames Department Stores, Inc. ("Ames" or the "Company") will distribute, to certain of its banks, principal trade vendors and factors, summaries of its unaudited financial results for the five and forty-eight weeks ended January 1, 1994. These monthly and year-to-date results (the "monthly results") are attached hereto as Exhibit 20 and are incorporated by reference herein.

         Compared with the projections contained in the Form 8-K dated April 5, 1993 (referred to herein as the "Plan"), sales for the five weeks ended January 1, 1994 were $45.8 million below Plan and EBITDA was $1.3 million below Plan. EBITDA is defined as earnings (loss) before interest, income taxes, LIFO expense or credit, restructuring charges, bankruptcy expenses, depreciation and amortization, and any non-cash extraordinary or unusual items. In December, the sales shortfall was divided approximately equally between softline and hardline categories. The unfavorable impact from the lower-than-planned sales on December's EBITDA was substantially offset by a higher-than-planned gross margin rate and lower-than-planned expenses. The gross margin rate was above Plan in December due primarily to the Company's emphasis on higher-margin products in its merchandise mix and in its advertising, and lower-than-planned clearance markdowns and inventory shrink results. In addition, in December, advertising and store operating expenses (other than store payroll) were below Plan.

         Sales for the forty-eight weeks ended January 1, 1994 were $139.5 million below Plan; however, EBITDA was approximately equal to Plan. The year-to-date sales shortfall against Plan was due, in part, to the Company's de-emphasis of lower-margin hardline categories and to shortfalls in apparel and ladies accessories sales. The unfavorable impact from the sales shortfall on the year-to-date EBITDA was offset primarily by a higher-than- planned gross margin rate and lower-than-planned expenses.

         As of January 1, 1994, inventories were $11.9 million below Plan, principally in apparel categories. As planned, there were no outstanding borrowings under the Company's revolving line of credit as of January 1, 1994. The Company's cash balance at January 1, 1994 was $3.0 million above Plan.

         As of December 21, 1993, Ames had repaid all borrowings required to be repaid under the "clean-up" provision of its credit agreement. The Company expects to meet its consecutive 30-day "clean-up" requirement. Ames is in compliance with all debt covenants through fiscal December.

         Ames is distributing the monthly results to its banks, principal trade vendors and factors to facilitate their credit analysis following the Company's emergence from bankruptcy. The summary results SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSE and should be read in conjunction with the Company's Form 10-K for the fiscal year ended January 30, 1993, the Company's Form 10-Q for the first, second, and third fiscal quarters ended May 1, 1993, July 31, 1993,

                                 Page 2 of 7
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         and October 30, 1993, respectively, and the Company's Form 8-K dated
         April 5, 1993. The monthly results are being reported publicly solely because they are being distributed to a large number of the Company's vendors for purposes of their credit analyses.

         In accordance with the guidelines provided by the American Institute of Certified Public Accountants in Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code," the Company adopted fresh-start reporting at December 26, 1992, the effective date of the Chapter 11 plan of reorganization for accounting purposes. Under fresh-start reporting, the reorganization value of the Company upon its emergence from Chapter 11 was allocated to its net assets on the basis of the purchase method of accounting at December 26, 1992. Accordingly, monthly results during the fiscal year ending January 29, 1994, except for the December balance sheet, will not be comparable in material respects to such results for the eleven months ended December 26, 1992. The presentation of EBITDA results in a more meaningful comparison with last year due to the impact of fresh-start reporting on depreciation, amortization and LIFO inventory.

         During the pendency of its reorganization case, Ames disclosed publicly its monthly results through filings with the Office of the U.S. Bankruptcy Trustee. Although Ames expects to make monthly results public for a period of time following its emergence from bankruptcy, Ames does not believe it is obligated to provide such information indefinitely, other than as required by applicable regulations, and Ames may cease making such disclosures and updates at any time. The monthly results were not examined, reviewed or compiled by Ames' independent certified accountants. Moreover, Ames does not believe that it is obligated to update the monthly results to reflect subsequent events or developments. The reported monthly results are subject to future adjustments, if any, that could materially affect such results. However, in the opinion of the Company, the monthly results contain all adjustments (consisting of normal recurring adjustments) necessary for a fair statement of the results for the periods presented.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit:   20    Unaudited Financial Summary Results for the
                          Five and Forty-Eight Weeks Ended January 1, 1994














                                 Page 3 of 7
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                               INDEX TO EXHIBITS








      Exhibit No.                  Exhibit                           Page No.


         20        Unaudited Financial Summary Results for the           6
                   Five and Forty-Eight Weeks Ended January 1, 1994








































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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                           AMES DEPARTMENT STORES, INC.
                                                     Registrant





Dated:  January 14, 1994               By: /s/ Peter Thorner
                                           ---------------------------
                                           Peter Thorner
                                           President, Chief Operating
                                           Officer and Director



Dated:  January 14, 1994               By: /s/ William C. Najdecki
                                           ----------------------------
                                           William C. Najdecki
                                           Senior Vice President,
                                           Chief Accounting Officer


















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